                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: April 27, 1998
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                  33-0314804
     (Commission File Number)             (IRS Employer Identification No.)

            11077 North Torrey Pines Road, La Jolla, California 92037
               (Address of principal executive offices) (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)

Item 5.  OTHER EVENTS

         The registrant incorporates by reference herein the press release dated April 27, 1998, attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              (i)  Exhibit 99 -- Press Release dated April 27,1998.



         SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LIDAK PHARMACEUTICALS

Date:   April 27,1998                   By: \s\Jeffery B. Weinress
                                           --------------------------------
                                           Jeffery B. Weinress
                                           Vice President & Chief Financial
                                           Officer